LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

AS OF JUNE 7, 2004

SUBJECT TO REVISION

$1,000,000,000 (Approximate) Fieldstone Mortgage Investment Trust, Series 2004-3

Preliminary Collateral Characteristics *

Contacts

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

Trading	Rishi Bansal	(212) 526-8315

Residential Mortgage Finance	Matt Lewis	(212) 526-7447
	Christina Barretto	(212) 526-2185

Structuring	Dennis Tsyba	(212) 526-1102

* Collateral characteristics are listed below as of the Cut-Off Date of June 1, 2004. Approximately $93,327,270 of additional mortgage loans is expected to be delivered before the Closing Date.  The remaining approximately $250 million of mortgage loans will be pre-funded and delivered to the Trust within three months of the Closing Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Summary (Aggregate Group)
Total Number of Loans	3,284	Geographic Distribution
Total Outstanding Loan Balance	656,672,730	(Other states account individually for less than 5.00%
Average Loan Balance	199,961	of the Cut-Off Date aggregate principal balance)
Adjustable Rate	100.00%	California	51.40%
Prepayment Penalty Coverage	85.68%	Illinois	8.47%
Weighted Average Coupon	6.489%	Colorado	6.46%
Weighted Average Margin	5.643%
Weighted Average Initial Per. Rate Cap	2.920%	Largest Zip Code Concentration
Weighted Average Per. Rate Cap	1.080%	92563 (Murrieta, CA)	0.64%
Weighted Average Maximum Rate	12.489%
Weighted Average Floor	6.489%	Occupancy Status
Weighted Average Original Term (mos)	360	Primary Home	93.40%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.10%
Weighted Average LTV	82.59%	Investment	6.50%
Weighted Average CLTV	91.48%
Weighted Average FICO	644	Loan Purpose
Weighted Average DTI	42.20%	Purchase	53.65%
		Cash Out Refinance	44.35%
Product Type		Rate/Term Refinance	2.00%
2/28 ARM	89.15%
3/27 ARM	2.84%	Lien Position
5/1 ARM	8.01%	First	100.00%

Prepayment Penalty (years)		Documentation Type
None	14.32%	Full	53.65%
0.50	1.02%	Stated - Wage Earner	22.02%
1.00	1.76%	Stated - Self Employed	12.74%
2.00	69.89%	12 Month Bank Statement	6.35%
2.50	3.40%	24 Month Bank Statement	4.83%
3.00	9.60%	Limited	0.41%

Interest Only Loans	59.98%
Weighted Average Remaining Interest Only Period (mos)	59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Statistic Calculation Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	60	$18,354,971.82	2.80%	4.902%	694	$305,916.20	80.28%	86.91%
5.001 - 5.500	235	62,815,599.93	9.57	5.367	673	267,300.43	81.93	73.38
5.501 - 6.000	635	162,163,926.66	24.69	5.844	662	255,376.26	82.06	57.76
6.001 - 6.500	622	140,213,190.59	21.35	6.321	652	225,423.14	82.90	46.63
6.501 - 7.000	627	120,396,258.04	18.33	6.807	636	192,019.55	83.71	45.04
7.001 - 7.500	435	68,387,791.42	10.41	7.305	625	157,213.31	83.63	43.84
7.501 - 8.000	400	53,980,088.91	8.22	7.822	597	134,950.22	82.92	53.70
8.001 - 8.500	155	18,691,427.28	2.85	8.274	587	120,589.85	81.52	58.10
8.501 - 9.000	82	8,990,385.49	1.37	8.749	561	109,638.85	77.60	57.64
9.001 - 9.500	19	1,771,185.65	0.27	9.213	558	93,220.30	71.75	65.98
9.501 - 10.000	14	907,904.43	0.14	9.777	541	64,850.32	68.96	83.58
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.590% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.489% per annum.

Remaining Term to Stated Maturity of Statistic Calculation Mortgage Loans

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
355 - 360	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Outstanding Mortgage Loan Principal Balances of Statistic Calculation Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	82	$3,510,336.85	0.53%	7.878%	599	$42,808.99	73.75%	76.54%
50,000.01 - 100,000.00	601	46,387,373.47	7.06	7.318	620	77,183.65	81.38	71.24
100,000.01 - 150,000.00	647	80,644,863.54	12.28	7.024	633	124,644.30	81.38	59.88
150,000.01 - 200,000.00	503	87,771,608.55	13.37	6.742	632	174,496.24	81.90	58.45
200,000.01 - 250,000.00	454	101,443,259.21	15.45	6.367	647	223,443.30	82.80	51.20
250,000.01 - 300,000.00	373	102,263,495.43	15.57	6.270	645	274,164.87	82.76	50.39
300,000.01 - 350,000.00	266	86,306,499.04	13.14	6.194	656	324,460.52	83.75	50.53
350,000.01 - 400,000.00	216	81,301,332.29	12.38	6.135	653	376,395.06	84.62	49.24
400,000.01 - 450,000.00	60	25,686,113.28	3.91	6.044	660	428,101.89	81.94	51.97
450,000.01 - 500,000.00	63	30,231,158.15	4.60	6.354	654	479,859.65	82.60	43.01
500,000.01 - 550,000.00	5	2,656,200.00	0.40	6.702	673	531,240.00	82.96	39.54
550,000.01 - 600,000.00	7	4,038,337.34	0.61	5.809	659	576,905.33	77.62	13.67
600,000.01 - 650,000.00	6	3,777,653.07	0.58	6.021	667	629,608.85	78.70	32.46
650,000.01 - 700,000.00	1	654,500.00	0.10	5.950	635	654,500.00	70.00	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,968.08 to approximately $654,500.00 and the average outstanding principal balance of the Mortgage Loans was approximately $ 199,961.25.

Loan Program of Statistic Calculation Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	1,459	$329,749,852.42	50.22%	6.200%	671	$226,010.87	84.32%	47.52%
High Street	307	57,510,456.61	8.76	6.810	590	187,330.48	87.35	83.14
Main Street	836	139,732,747.40	21.28	7.093	567	167,144.43	82.19	76.59
South Street	104	21,597,239.15	3.29	5.923	628	207,665.76	62.64	56.72
Wall Street	578	108,082,434.64	16.46	6.529	691	186,993.83	79.27	26.38
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Adjustable Rate Type of Statistic Calculation Mortgage Loans

Adjustable Rate Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	2,952	$585,450,063.67	89.15%	6.527%	642	$198,323.19	82.75%	52.10%
5/1 Treasury ARM	233	52,579,801.94	8.01	6.051	664	225,664.39	80.83	68.44
3/27 LIBOR ARM	99	18,642,864.61	2.84	6.509	640	188,311.76	82.52	60.60
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Product Type of Statistic Calculation Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,577	$237,864,479.26	36.22%	6.892%	625	$150,833.53	82.42%	54.69%
2/28 LIBOR ARM – IO	1,375	347,585,584.41	52.93	6.278	654	252,789.52	82.98	50.32
3/27 LIBOR ARM	62	9,682,434.28	1.47	6.774	614	156,168.29	84.63	70.04
3/27 LIBOR ARM - IO	37	8,960,430.33	1.36	6.222	668	242,173.79	80.25	50.40
5/1 Treasury ARM	87	15,229,515.71	2.32	6.192	649	175,051.90	78.52	59.80
5/1 Treasury ARM - IO	146	37,350,286.23	5.69	5.993	670	255,823.88	81.76	71.97
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Interest Only Flag of Statistic Calculation Mortgage Loans

Interest Only Flag	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent Purchase
No	1,726	$262,776,429.25	40.02%	6.847%	626	$152,245.90	82.28%	55.55%	44.64%
Yes	1,558	393,896,300.97	59.98	6.250	656	252,821.76	82.80	52.37	59.65
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution (Top 30) of Mortgaged Properties of Statistic Calculation Mortgage Loans

State (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
California	1,196	$337,512,180.90	51.40%	6.112%	656	$282,200.82	82.15%	50.97%
Illinois	320	55,629,798.30	8.47	7.116	632	173,843.12	83.25	52.47
Colorado	224	42,398,084.23	6.46	6.388	635	189,277.16	84.38	61.98
Arizona	196	28,823,443.06	4.39	6.663	633	147,058.38	82.05	55.04
Florida	146	21,369,565.32	3.25	6.989	624	146,366.89	82.25	46.36
Massachusetts	87	20,829,410.31	3.17	6.592	651	239,418.51	80.53	41.80
Texas	167	18,715,841.31	2.85	7.198	643	112,070.91	81.39	41.10
Washington	92	17,116,879.87	2.61	6.549	629	186,053.04	83.57	66.72
Maryland	68	14,153,626.76	2.16	7.141	655	208,141.57	81.88	42.59
Minnesota	58	11,949,831.51	1.82	6.461	624	206,031.58	85.82	67.37
Missouri	101	9,737,118.11	1.48	7.455	604	96,407.11	85.64	73.44
Utah	62	8,955,617.52	1.36	6.234	640	144,445.44	82.74	69.52
Michigan	50	8,282,716.16	1.26	7.007	617	165,654.32	82.97	54.39
Virginia	33	6,951,091.52	1.06	6.881	650	210,639.14	83.83	34.25
Kansas	70	6,855,827.15	1.04	7.207	612	97,940.39	85.36	64.49
Iowa	76	6,685,712.15	1.02	7.867	605	87,969.90	84.64	81.98
Tennessee	55	6,216,309.62	0.95	7.221	613	113,023.81	82.69	71.09
Nevada	31	5,990,742.68	0.91	6.630	630	193,249.76	80.24	65.02
Georgia	18	2,434,522.90	0.37	6.846	623	135,251.27	87.13	66.55
South Carolina	22	2,114,030.65	0.32	7.682	590	96,092.30	84.50	79.66
Idaho	20	2,021,858.14	0.31	7.005	633	101,092.91	82.81	56.59
Wisconsin	16	1,843,832.79	0.28	7.090	628	115,239.55	82.47	66.40
Indiana	15	1,810,885.60	0.28	7.352	597	120,725.71	85.09	75.28
Nebraska	17	1,692,119.25	0.26	7.454	598	99,536.43	81.35	86.16
Arkansas	23	1,651,352.39	0.25	7.662	586	71,797.93	82.61	70.12
North Carolina	18	1,624,432.13	0.25	7.497	605	90,246.23	83.21	78.58
Mississippi	17	1,556,371.76	0.24	7.174	621	91,551.28	81.57	61.01
Rhode Island	9	1,497,259.24	0.23	6.767	612	166,362.14	81.96	22.67
New Hampshire	7	1,434,595.10	0.22	7.029	609	204,942.16	83.53	67.00
District Of Columbia	6	1,338,501.20	0.20	7.597	665	223,083.53	80.00	19.07
Other	64	7,479,172.59	1.14	7.252	607	116,862.07	82.87	69.65
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

No more than approximately 0.64% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.02%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	3	450,976.60	0.07	6.479	577	150,325.53	24.58	93.35
30.001 - 40.000	5	561,446.86	0.09	6.015	620	112,289.37	34.51	47.54
40.001 - 50.000	20	2,742,089.57	0.42	6.855	578	137,104.48	46.72	72.48
50.001 - 60.000	51	6,880,541.62	1.05	6.700	593	134,912.58	55.98	65.27
60.001 - 70.000	191	32,381,096.93	4.93	6.522	603	169,534.54	67.24	64.15
70.001 - 80.000	1,497	300,182,364.94	45.71	6.399	660	200,522.62	79.31	39.81
80.001 - 90.000	1,397	289,657,059.97	44.11	6.536	633	207,342.20	87.89	63.65
90.001 - 100.000	118	23,707,176.51	3.61	6.906	649	200,908.28	94.74	85.93
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.42% to 95.00% and the weighted average Original Loan-to-Value was approximately 82.59%.

Original Combined Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Combined Loan-to-Value (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.02%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	3	450,976.60	0.07	6.479	577	150,325.53	24.58	93.35
30.001 - 40.000	5	561,446.86	0.09	6.015	620	112,289.37	34.51	47.54
40.001 - 50.000	20	2,742,089.57	0.42	6.855	578	137,104.48	46.72	72.48
50.001 - 60.000	46	6,449,418.92	0.98	6.724	591	140,204.76	55.76	69.17
60.001 - 70.000	162	30,814,281.51	4.69	6.493	599	190,211.61	67.22	65.83
70.001 - 80.000	349	69,435,762.01	10.57	6.845	599	198,956.34	77.92	55.22
80.001 - 90.000	999	192,633,793.22	29.33	6.764	619	192,826.62	87.08	63.39
90.001 - 100.000	1,698	353,474,984.31	53.83	6.262	672	208,171.37	83.34	46.48
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Combined Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.42% to 100.00% and the weighted average Combined Original Loan-to-Value was approximately 91.48%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Statistic Calculation Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,756	$352,280,744.98	53.65%	6.378%	669	$200,615.46	82.87%	42.76%
Cash Out Refinance	1,449	291,250,174.53	44.35	6.615	615	201,000.81	82.27	65.99
Rate/Term Refinance	79	13,141,810.71	2.00	6.667	629	166,352.03	82.44	71.85
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Property Type of Statistic Calculation Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family Detached	2,430	$475,139,828.02	72.36%	6.528%	640	$195,530.79	82.58%	53.04%
PUD	445	95,511,210.89	14.54	6.429	643	214,631.93	82.44	55.38
Condominium	320	66,994,084.57	10.20	6.276	658	209,356.51	83.21	55.56
2 Family	61	14,691,402.77	2.24	6.401	694	240,842.67	81.17	50.28
Townhouse	15	2,122,512.48	0.32	7.179	636	141,500.83	84.07	72.18
Rowhouse	7	1,143,679.51	0.17	7.436	654	163,382.79	80.25	37.60
Single Family Attached	6	1,070,011.98	0.16	6.319	650	178,335.33	79.91	72.38
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Documentation Type of Statistic Calculation Mortgage Loans

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Full	1,906	$352,275,749.79	53.65%	6.394%	624	$184,824.63	83.50%	100.00%
Stated - Wage Earner	684	144,624,156.59	22.02	6.571	688	211,438.83	81.07	0.00
Stated - Self Employed	380	83,645,911.41	12.74	6.809	667	220,120.82	80.03	0.00
12 Mos. Bank Statement	172	41,701,310.28	6.35	6.507	632	242,449.48	84.48	0.00
24 Mos. Bank Statement	127	31,707,997.45	4.83	6.271	624	249,669.27	83.76	0.00
Limited	15	2,717,604.70	0.41	6.819	613	181,173.65	82.03	0.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Statistic Calculation Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	2,995	$613,359,769.94	93.40%	6.451%	641	$204,794.58	82.64%	54.31%
Investment	285	42,664,085.28	6.50	7.018	683	149,698.54	81.85	43.71
Second Home	4	648,875.00	0.10	7.035	655	162,218.75	82.47	82.99
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Mortgage Loan Age of Statistic Calculation Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	1,031	$198,208,395.00	30.18%	6.724%	644	$192,248.69	82.47%	49.86%
1	1,745	345,477,781.79	52.61	6.488	644	197,981.54	82.75	52.19
2	499	110,463,372.30	16.82	6.083	642	221,369.48	82.30	64.95
3	9	2,523,181.13	0.38	5.928	664	280,353.46	83.44	55.77
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the weighted average Loan Age of the Mortgage Loans was approximately 1 month.

Prepayment Penalty Term of Statistic Calculation Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	578	$94,057,023.27	14.32%	7.272%	635	$162,728.41	82.64%	51.53%
6	69	6,723,827.15	1.02	7.186	611	97,446.77	85.46	65.75
12	49	11,576,042.08	1.76	6.539	645	236,245.76	83.41	56.04
24	2,180	458,952,605.38	69.89	6.363	646	210,528.72	82.70	52.03
30	125	22,295,413.70	3.40	6.600	615	178,363.31	82.26	53.43
36	283	63,067,818.64	9.60	6.115	657	222,854.48	81.37	66.93
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

The non-zero weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Statistic Calculation Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	3	$538,881.43	0.08%	7.829%	500	$179,627.14	72.42%	100.00%
501 - 520	88	12,750,095.42	1.94	7.743	514	144,887.45	76.73	91.67
521 - 540	197	31,084,402.42	4.73	7.371	532	157,788.84	80.13	79.91
541 - 560	239	38,441,699.81	5.85	7.244	551	160,843.93	81.14	76.31
561 - 580	231	37,564,506.71	5.72	6.896	571	162,616.91	84.17	78.64
581 - 600	221	42,084,241.05	6.41	6.737	590	190,426.43	83.33	76.28
601 - 620	244	49,363,902.45	7.52	6.576	611	202,311.08	83.38	70.91
621 - 640	373	79,061,908.51	12.04	6.313	631	211,962.22	83.11	62.12
641 - 660	373	78,833,430.36	12.00	6.355	650	211,349.68	83.30	53.44
661 - 680	454	97,030,381.06	14.78	6.310	670	213,723.31	82.62	36.47
681 - 700	348	75,615,245.36	11.51	6.224	690	217,285.19	82.68	32.99
701 - 720	225	49,934,368.43	7.60	6.192	709	221,930.53	82.05	29.96
721 - 740	132	29,639,265.16	4.51	6.058	730	224,539.89	82.97	36.77
741 - 760	88	19,874,233.49	3.03	6.085	750	225,843.56	82.57	35.23
761 - 780	51	11,386,109.65	1.73	6.225	771	223,257.05	81.75	24.86
781 - 800	14	2,962,230.77	0.45	5.694	787	211,587.91	83.41	49.04
801 >=	3	507,828.14	0.08	5.573	807	169,276.05	82.67	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

Credit Grade of Statistic Calculation Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,593	$540,319,468.11	82.28%	6.343%	660	$208,376.19	82.65%	47.48%
A-	201	34,877,973.44	5.31	7.002	564	173,522.26	83.09	76.09
A+	110	26,951,588.81	4.10	6.420	629	245,014.44	87.63	79.87
B	140	21,169,547.12	3.22	7.473	549	151,211.05	79.70	82.60
B+	98	15,161,978.42	2.31	7.275	532	154,714.07	86.96	88.93
C	118	15,335,945.59	2.34	8.025	536	129,965.64	73.82	90.21
D	24	2,856,228.73	0.43	8.776	529	119,009.53	64.07	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Margin of Statistic Calculation Mortgage Loans

Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	9	$2,467,514.86	0.38%	5.099%	658	$274,168.32	80.00%	100.00%
5.001 - 5.500	1,614	368,156,535.45	56.06	6.193	649	228,101.94	82.93	61.84
5.501 - 6.000	940	186,315,558.32	28.37	6.622	643	198,208.04	82.47	44.37
6.001 - 6.500	721	99,733,121.59	15.19	7.367	628	138,326.10	81.64	39.56
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.600% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.643% per annum.

Maximum Rate of Statistic Calculation Mortgage Loans

Maximum Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.501 - 11.000	60	$18,354,971.82	2.80%	4.902%	694	$305,916.20	80.28%	86.91%
11.001 - 11.500	235	62,815,599.93	9.57	5.367	673	267,300.43	81.93	73.38
11.501 - 12.000	635	162,163,926.66	24.69	5.844	662	255,376.26	82.06	57.76
12.001 - 12.500	622	140,213,190.59	21.35	6.321	652	225,423.14	82.90	46.63
12.501 - 13.000	627	120,396,258.04	18.33	6.807	636	192,019.55	83.71	45.04
13.001 - 13.500	435	68,387,791.42	10.41	7.305	625	157,213.31	83.63	43.84
13.501 - 14.000	400	53,980,088.91	8.22	7.822	597	134,950.22	82.92	53.70
14.001 - 14.500	155	18,691,427.28	2.85	8.274	587	120,589.85	81.52	58.10
14.501 - 15.000	82	8,990,385.49	1.37	8.749	561	109,638.85	77.60	57.64
15.001 - 15.500	19	1,771,185.65	0.27	9.213	558	93,220.30	71.75	65.98
15.501 - 16.000	14	907,904.43	0.14	9.777	541	64,850.32	68.96	83.58
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.590% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.489% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Statistic Calculation Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2006-03	8	$2,067,181.13	0.31%	5.967%	656	$258,397.64	84.20%	46.01%
2006-04	428	93,236,914.69	14.20	6.124	639	217,843.26	82.74	63.41
2006-05	1,534	300,808,449.85	45.81	6.526	642	196,094.17	82.88	50.16
2006-06	982	189,337,518.00	28.83	6.735	643	192,808.06	82.53	49.66
2007-04	18	3,618,805.59	0.55	6.157	623	201,044.76	81.53	91.61
2007-05	47	8,971,428.02	1.37	6.573	641	190,881.45	83.13	56.18
2007-06	34	6,052,631.00	0.92	6.623	650	178,018.56	82.22	48.59
2009-03	1	456,000.00	0.07	5.750	701	456,000.00	80.00	100.00
2009-04	53	13,607,652.02	2.07	5.780	664	256,748.15	79.45	68.37
2009-05	164	35,697,903.92	5.44	6.148	664	217,670.15	81.49	68.23
2009-06	15	2,818,246.00	0.43	6.169	651	187,883.07	79.12	66.40
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Summary (Group 2)
Total Number of Loans	1,437	Geographic Distribution
Total Outstanding Loan Balance	329,606,491	(Other states account individually for less than 5.00%
Average Loan Balance	229,371	of the Cut-Off Date aggregate principal balance)
Adjustable Rate	100.00%	California	50.74%
Prepayment Penalty Coverage	85.62%	Illinois	8.64%
Weighted Average Coupon	6.448%	Colorado	6.76%
Weighted Average Margin	5.636%
Weighted Average Initial Per. Rate Cap	2.926%	Largest Zip Code Concentration
Weighted Average Per. Rate Cap	1.074%	92563 (Murrieta, CA)	0.77%
Weighted Average Maximum Rate	12.448%
Weighted Average Floor	6.448%	Occupancy Status
Weighted Average Original Term (mos)	360	Primary Home	93.93%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.05%
Weighted Average LTV	83.25%	Investment	6.02%
Weighted Average CLTV	92.09%
Weighted Average FICO	645	Loan Purpose
Weighted Average DTI	42.26%	Purchase	53.00%
		Cash Out Refinance	44.88%
Product Type		Rate/Term Refinance	2.13%
2/28 ARM	89.55%
3/27 ARM	3.02%	Lien Position
5/1 ARM	7.43%	First	100.00%

Prepayment Penalty (years)		Documentation Type
None	14.38%	Full	51.59%
0.50	0.84%	Stated - Wage Earner	20.13%
1.00	2.18%	Stated - Self Employed	13.38%
2.00	70.08%	12 Month Bank Statement	7.96%
2.50	3.24%	24 Month Bank Statement	6.33%
3.00	9.27%	Limited	0.62%

Interest Only Loans	65.14%
Weighted Average Remaining Interest Only Period (mos)	59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Group 2 Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	36	$11,989,204.51	3.64%	4.916%	687	$333,033.46	79.88%	81.89%
5.001 - 5.500	112	34,619,765.45	10.50	5.353	671	309,105.05	82.71	69.00
5.501 - 6.000	263	79,870,388.90	24.23	5.827	659	303,689.69	82.69	60.55
6.001 - 6.500	252	68,692,693.18	20.84	6.314	652	272,590.05	84.04	42.48
6.501 - 7.000	273	58,173,057.14	17.65	6.814	638	213,088.12	84.43	42.04
7.001 - 7.500	214	36,734,673.84	11.15	7.297	629	171,657.35	83.56	40.16
7.501 - 8.000	177	27,100,707.78	8.22	7.822	602	153,111.34	83.76	45.84
8.001 - 8.500	60	7,382,095.96	2.24	8.239	592	123,034.93	81.87	54.95
8.501 - 9.000	38	4,119,479.83	1.25	8.759	557	108,407.36	77.57	58.98
9.001 - 9.500	9	663,054.53	0.20	9.212	567	73,672.73	74.43	61.74
9.501 - 10.000	3	261,370.11	0.08	9.772	560	87,123.37	69.02	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.600% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.448% per annum.

Remaining Term to Stated Maturity of Group 2 Mortgage Loans

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
355 - 360	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Outstanding Mortgage Loan Principal Balances of Group 2 Mortgage Loans

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	35	$1,497,352.00	0.45%	7.648%	603	$42,781.49	74.08%	76.10%
50,000.01 - 100,000.00	249	19,322,510.39	5.86	7.352	618	77,600.44	82.31	73.73
100,000.01 - 150,000.00	262	32,499,367.23	9.86	7.105	636	124,043.39	81.97	56.91
150,000.01 - 200,000.00	176	30,460,946.56	9.24	6.851	629	173,073.56	82.98	55.73
200,000.01 - 250,000.00	133	29,449,236.44	8.93	6.438	635	221,422.83	83.86	56.95
250,000.01 - 300,000.00	107	29,213,211.78	8.86	6.351	642	273,020.67	83.63	51.27
300,000.01 - 350,000.00	120	39,992,573.74	12.13	6.241	655	333,271.45	84.29	45.84
350,000.01 - 400,000.00	213	80,127,331.25	24.31	6.144	652	376,184.65	84.70	49.00
400,000.01 - 450,000.00	60	25,686,113.28	7.79	6.044	660	428,101.89	81.94	51.97
450,000.01 - 500,000.00	63	30,231,158.15	9.17	6.354	654	479,859.65	82.60	43.01
500,000.01 - 550,000.00	5	2,656,200.00	0.81	6.702	673	531,240.00	82.96	39.54
550,000.01 - 600,000.00	7	4,038,337.34	1.23	5.809	659	576,905.33	77.62	13.67
600,000.01 - 650,000.00	6	3,777,653.07	1.15	6.021	667	629,608.85	78.70	32.46
650,000.01 - 700,000.00	1	654,500.00	0.20	5.950	635	654,500.00	70.00	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,968.08 to approximately $654,500.00 and the average outstanding principal balance of the Mortgage Loans was approximately $229,371.25.

Loan Program of Group 2 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	652	$169,259,201.93	51.35%	6.178%	668	$259,600.00	84.78%	47.50%
High Street	140	29,521,843.44	8.96	6.782	595	210,870.31	87.43	83.09
Main Street	351	65,060,782.52	19.74	7.050	571	185,358.35	83.42	71.89
South Street	37	8,491,706.47	2.58	5.811	625	229,505.58	63.66	67.77
Wall Street	257	57,272,956.87	17.38	6.484	690	222,851.97	79.31	21.96
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Adjustable Rate Type of Group 2 Mortgage Loans

Adjustable Rate Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,300	$295,164,893.76	89.55%	6.490%	643	$227,049.92	83.40%	49.67%
5/1 Treasury ARM	93	24,491,885.07	7.43	5.989	662	263,353.60	81.39	72.97
3/27 LIBOR ARM	44	9,949,712.40	3.02	6.331	657	226,129.83	83.39	55.69
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Product Type of Group 2 Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	662	$106,447,563.50	32.30%	6.884%	627	$160,796.92	82.85%	51.77%
2/28 LIBOR ARM - IO	638	188,717,330.26	57.26	6.268	653	295,795.19	83.72	48.49
3/27 LIBOR ARM	24	3,921,481.40	1.19	6.715	622	163,395.06	87.16	74.87
3/27 LIBOR ARM - IO	20	6,028,231.00	1.83	6.081	681	301,411.55	80.94	43.21
5/1 Treasury ARM	26	4,517,659.84	1.37	6.340	647	173,756.15	80.35	64.93
5/1 Treasury ARM - IO	67	19,974,225.23	6.06	5.910	665	298,122.76	81.62	74.78
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Interest Only Flag of Group 2 Mortgage Loans

Interest Only Flag	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent Purchase
No	712	$114,886,704.74	34.86%	6.857%	627	$161,357.73	82.90%	53.08%	45.49%
Yes	725	214,719,786.49	65.14	6.229	655	296,165.22	83.44	50.79	57.01
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%	53.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution (Top 30) of Mortgaged Properties of Group 2 Mortgage Loans

State (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
California	473	$167,234,234.89	50.74%	6.067%	658	$353,560.75	83.13%	49.22%
Illinois	144	28,472,723.39	8.64	7.119	634	197,727.25	83.48	45.61
Colorado	111	22,290,653.40	6.76	6.351	634	200,816.70	85.17	66.46
Arizona	92	15,333,423.61	4.65	6.621	631	166,667.65	82.33	54.26
Massachusetts	37	10,810,432.91	3.28	6.540	643	292,173.86	80.35	37.69
Florida	62	9,961,672.75	3.02	7.038	623	160,672.14	83.21	35.69
Texas	78	8,960,639.07	2.72	7.073	642	114,879.99	80.87	44.56
Washington	38	8,239,656.56	2.50	6.454	635	216,833.07	83.78	67.77
Maryland	36	7,992,500.36	2.42	7.047	660	222,013.90	82.42	47.29
Minnesota	30	6,973,405.56	2.12	6.394	631	232,446.85	85.14	69.39
Utah	32	5,041,012.13	1.53	6.294	637	157,531.63	82.12	62.42
Virginia	17	4,401,253.95	1.34	6.968	659	258,897.29	84.82	33.71
Missouri	42	4,088,728.97	1.24	7.427	606	97,350.69	85.60	68.80
Michigan	23	3,994,638.61	1.21	7.054	623	173,679.94	85.04	46.41
Nevada	15	3,150,662.77	0.96	6.656	629	210,044.18	83.52	59.52
Tennessee	22	2,912,508.39	0.88	7.359	610	132,386.75	84.38	75.10
Kansas	28	2,903,753.52	0.88	7.192	633	103,705.48	85.99	52.74
Iowa	29	2,290,982.27	0.70	7.821	605	78,999.39	85.79	83.25
New Hampshire	7	1,434,595.10	0.44	7.029	609	204,942.16	83.53	67.00
Georgia	9	1,165,555.56	0.35	6.903	613	129,506.17	87.01	55.20
Rhode Island	6	1,024,340.80	0.31	6.772	618	170,723.47	83.98	22.83
Oregon	4	878,182.82	0.27	6.134	658	219,545.71	86.09	32.62
Idaho	10	869,828.95	0.26	7.014	651	86,982.90	81.26	75.79
Nebraska	7	771,408.49	0.23	7.395	576	110,201.21	82.91	92.65
South Carolina	9	742,956.48	0.23	7.235	625	82,550.72	81.69	71.37
Indiana	7	734,934.23	0.22	7.331	579	104,990.60	82.52	100.00
District Of Columbia	3	703,629.39	0.21	7.817	663	234,543.13	80.00	0.00
Pennsylvania	6	669,159.55	0.20	7.030	567	111,526.59	84.23	78.83
North Carolina	8	661,428.49	0.20	7.545	623	82,678.56	81.67	65.37
Kentucky	7	653,291.15	0.20	7.865	606	93,327.31	80.65	100.00
Other	45	4,244,297.11	1.29	7.340	601	94,317.71	81.45	61.06
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

No more than approximately 0.77% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Group 2 Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
20.001 - 30.000	1	$29,976.60	0.01%	7.250%	617	$29,976.60	25.32%	0.00%
30.001 - 40.000	2	209,500.00	0.06	5.819	668	104,750.00	36.12	71.36
40.001 - 50.000	8	898,278.22	0.27	6.789	578	112,284.78	44.77	96.66
50.001 - 60.000	15	2,151,566.53	0.65	6.694	587	143,437.77	56.73	70.19
60.001 - 70.000	64	12,118,045.11	3.68	6.354	611	189,344.45	67.45	74.13
70.001 - 80.000	625	146,614,517.90	44.48	6.352	660	234,583.23	79.22	36.43
80.001 - 90.000	669	155,490,760.83	47.17	6.516	635	232,422.66	88.06	61.54
90.001 - 100.000	53	12,093,846.04	3.67	6.778	649	228,185.77	94.77	77.89
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.32% to 95.00% and the weighted average Original Loan-to-Value was approximately 83.25%.

Original Combined Loan-to-Value Ratio of Group 2 Mortgage Loans

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
20.001 - 30.000	1	$29,976.60	0.01%	7.250%	617	$29,976.60	25.32%	0.00%
30.001 - 40.000	2	209,500.00	0.06	5.819	668	104,750.00	36.12	71.36
40.001 - 50.000	8	898,278.22	0.27	6.789	578	112,284.78	44.77	96.66
50.001 - 60.000	14	2,121,566.53	0.64	6.691	586	151,540.47	56.75	71.18
60.001 - 70.000	54	11,593,854.68	3.52	6.324	607	214,701.01	67.44	75.66
70.001 - 80.000	139	31,750,910.16	9.63	6.835	597	228,423.81	77.76	49.26
80.001 - 90.000	473	103,856,236.06	31.51	6.725	623	219,569.21	87.12	58.90
90.001 - 100.000	746	179,146,168.98	54.35	6.223	670	240,142.32	83.58	45.73
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Combined Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.32% to 100.00% and the weighted average Combined Original Loan-to-Value was approximately 92.09%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Group 2 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	766	$174,680,154.87	53.00%	6.353%	667	$228,041.98	83.11%	41.53%
Cash Out Refinance	635	147,912,057.92	44.88	6.552	620	232,932.37	83.47	62.71
Rate/Term Refinance	36	7,014,278.44	2.13	6.624	629	194,841.07	82.40	67.57
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Property Type of Group 2 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family Detached	1,069	$238,670,565.53	72.41%	6.481%	642	$223,265.26	83.39%	51.88%
PUD	224	55,115,044.11	16.72	6.366	648	246,049.30	82.19	51.40
Condominium	113	28,643,087.08	8.69	6.273	650	253,478.65	84.63	51.11
2 Family	20	5,464,695.68	1.66	6.494	699	273,234.78	81.60	46.68
Townhouse	5	741,749.15	0.23	6.985	649	148,349.83	83.97	57.69
Rowhouse	4	683,457.70	0.21	7.641	651	170,864.43	80.10	19.23
Single Family Attached	2	287,891.98	0.09	7.425	662	143,945.99	78.40	47.93
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Documentation Type of Group 2 Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Full	812	$170,033,460.06	51.59%	6.315%	628	$209,400.81	84.17%	100.00%
Stated - Wage Earner	281	66,345,176.06	20.13	6.643	688	236,103.83	81.85	0.00
Stated - Self Employed	169	44,097,396.61	13.38	6.777	664	260,931.34	80.40	0.00
12 Mos. Bank Statement	94	26,222,598.34	7.96	6.494	632	278,963.81	85.55	0.00
24 Mos. Bank Statement	71	20,860,975.86	6.33	6.156	628	293,816.56	83.50	0.00
Limited	10	2,046,884.30	0.62	6.461	623	204,688.43	81.92	0.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Group 2 Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	1,311	$309,600,505.45	93.93%	6.412%	643	$236,155.99	83.31%	52.11%
Investment	125	19,842,360.78	6.02	7.007	677	158,738.89	82.40	43.02
Second Home	1	163,625.00	0.05	6.400	666	163,625.00	85.00	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Mortgage Loan Age of Group 2 Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	446	$96,223,676.00	29.19%	6.741%	645	$215,748.15	83.13%	48.26%
1	762	172,693,105.51	52.39	6.443	646	226,631.37	83.52	49.12
2	222	58,546,178.59	17.76	5.999	642	263,721.53	82.67	64.45
3	7	2,143,531.13	0.65	5.929	672	306,218.73	83.68	47.93
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the weighted average Loan Age of the Mortgage Loans was approximately 1 month.

Prepayment Penalty Term of Group 2 Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	262	$47,404,907.56	14.38%	7.232%	640	$180,934.76	82.83%	46.25%
6	27	2,771,753.52	0.84	7.139	631	102,657.54	86.28	55.25
12	28	7,184,129.08	2.18	6.516	638	256,576.04	84.17	60.83
24	951	231,003,070.44	70.08	6.321	646	242,905.44	83.44	50.06
30	52	10,674,478.96	3.24	6.557	612	205,278.44	82.93	51.67
36	117	30,568,151.67	9.27	6.073	658	261,266.25	82.16	68.88
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

The non-zero weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Group 2 Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	1	$170,000.00	0.05%	8.000%	500	$170,000.00	85.00%	100.00%
501 - 520	36	6,173,116.96	1.87	7.575	514	171,475.47	80.32	87.49
521 - 540	77	12,483,325.10	3.79	7.394	533	162,121.11	80.42	76.33
541 - 560	99	17,848,203.65	5.42	7.298	552	180,284.89	82.28	71.68
561 - 580	95	15,422,292.50	4.68	6.879	571	162,339.92	83.47	78.70
581 - 600	102	21,538,172.26	6.53	6.717	590	211,158.55	84.51	72.04
601 - 620	123	28,588,404.00	8.67	6.550	611	232,426.05	84.24	65.92
621 - 640	171	43,465,028.93	13.19	6.248	631	254,181.46	83.66	54.72
641 - 660	158	39,014,352.05	11.84	6.374	650	246,926.28	84.74	50.67
661 - 680	206	51,385,965.92	15.59	6.255	671	249,446.44	82.72	38.44
681 - 700	154	39,338,661.75	11.94	6.157	690	255,445.86	83.37	36.68
701 - 720	100	24,997,792.34	7.58	6.212	709	249,977.92	82.03	32.28
721 - 740	57	14,271,790.50	4.33	6.066	730	250,382.29	83.75	40.28
741 - 760	36	8,874,527.22	2.69	5.954	749	246,514.65	82.28	33.84
761 - 780	19	5,140,258.05	1.56	6.416	774	270,539.90	81.59	14.49
781 - 800	3	894,600.00	0.27	5.674	789	298,200.00	83.80	38.03
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 791 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

Credit Grade of Group 2 Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	1,146	$275,435,669.30	83.57%	6.312%	659	$240,345.26	83.20%	45.83%
A-	84	16,423,984.92	4.98	7.043	565	195,523.63	84.24	71.44
A+	54	15,722,285.12	4.77	6.473	629	291,153.43	87.95	78.13
B	61	8,616,410.94	2.61	7.611	550	141,252.64	80.34	86.89
B+	43	6,539,423.65	1.98	7.300	529	152,079.62	86.18	85.85
C	42	5,852,556.91	1.78	8.050	538	139,346.59	74.57	96.90
D	7	1,016,160.39	0.31	8.731	541	145,165.77	65.31	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Margin of Group 2 Mortgage Loans

Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	7	$2,023,514.86	0.61%	5.202%	635	$289,073.55	80.00%	100.00%
5.001 - 5.500	700	185,378,244.88	56.24	6.157	650	264,826.06	83.39	60.29
5.501 - 6.000	415	93,453,603.65	28.35	6.613	643	225,189.41	83.61	41.90
6.001 - 6.500	315	48,751,127.84	14.79	7.289	631	154,765.49	82.21	35.06
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.620% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.636% per annum.

Maximum Rate of Group 2 Mortgage Loans

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.501 - 11.000	36	$11,989,204.51	3.64%	4.916%	687	$333,033.46	79.88%	81.89%
11.001 - 11.500	112	34,619,765.45	10.50	5.353	671	309,105.05	82.71	69.00
11.501 - 12.000	263	79,870,388.90	24.23	5.827	659	303,689.69	82.69	60.55
12.001 - 12.500	252	68,692,693.18	20.84	6.314	652	272,590.05	84.04	42.48
12.501 - 13.000	273	58,173,057.14	17.65	6.814	638	213,088.12	84.43	42.04
13.001 - 13.500	214	36,734,673.84	11.15	7.297	629	171,657.35	83.56	40.16
13.501 - 14.000	177	27,100,707.78	8.22	7.822	602	153,111.34	83.76	45.84
14.001 - 14.500	60	7,382,095.96	2.24	8.239	592	123,034.93	81.87	54.95
14.501 - 15.000	38	4,119,479.83	1.25	8.759	557	108,407.36	77.57	58.98
15.001 - 15.500	9	663,054.53	0.20	9.212	567	73,672.73	74.43	61.74
15.501 - 16.000	3	261,370.11	0.08	9.772	560	87,123.37	69.02	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.600% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.448% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Group 2 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2006-03	6	$1,687,531.13	0.51%	5.978%	664	$281,255.19	84.68%	33.87%
2006-04	191	49,391,309.68	14.98	6.047	639	258,593.24	82.97	61.82
2006-05	677	151,964,168.95	46.10	6.481	644	224,467.01	83.69	47.02
2006-06	426	92,121,884.00	27.95	6.753	644	216,248.55	83.15	47.84
2007-04	9	2,052,181.28	0.62	5.998	616	228,020.14	80.70	90.90
2007-05	21	5,050,870.12	1.53	6.333	671	240,517.62	84.77	47.92
2007-06	14	2,846,661.00	0.86	6.566	663	203,332.93	82.88	44.09
2009-03	1	456,000.00	0.14	5.750	701	456,000.00	80.00	100.00
2009-04	22	7,102,687.63	2.15	5.670	668	322,849.44	81.15	75.09
2009-05	64	15,678,066.44	4.76	6.118	658	244,969.79	81.45	69.93
2009-06	6	1,255,131.00	0.38	6.271	668	209,188.50	82.56	89.06
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).